March 11, 2011

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	NML Variable Annuity Account A
EDGAR CIK No. 0000790162; File No. 811-21887
NML Variable Annuity Account B
EDGAR CIK No. 0000072176; File No. 811-1668
NML Variable Annuity Account C
EDGAR CIK No. 0000790163; File No. 811-21886

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and the NML Variable Annuity Accounts A, B and C (“Registrants” or the “Accounts”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ annual report for the period ending December 31, 2010 has been transmitted to contract owners as required by Rule 30e-2 under the 1940 Act.

The following annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	3/07/2011	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	2/22/2011	811-07205
Fidelity VIP Contrafund Portfolio	0000831016	2/25/2011	811-05511
Neuberger Berman Socially Responsive Portfolio	0000736913	3/02/2011	811-4255
Russell Investment Funds	0000824036	3/08/2011	811-05371
Russell Investment Funds – Life Points Variable Target Portfolio Series	0000824036	3/08/2011	811-05371

Some of the investment companies above (or series thereof) may not be available under every contract offered by a Registrant.

This filing will also include any other materials required to be filed, if any.

Please direct any questions or comments regarding this filing to the undersigned at 414-665-2418.

Sincerely,

/s/ Barbara Courtney

Barbara Courtney Director – Mutual Fund Accounting

The Northwestern Mutual Life Insurance Company

Variable Annuities



December 31, 2010

Annual Reports

Optimized to contain one or more of the following:*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Contrafund® Portfolio Service Class 2

Neuberger Berman AMT Socially Responsive Fund

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

* See Table of Contents for more information and a list of Prospectus supplements and shareholder notices included herein.

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Flexible Payment Variable Annuity Account A

Flexible Payment Variable Annuity Account A (Fee Based)

Flexible Payment Variable Annuity Account B

Flexible Payment Variable Annuity Account B (Fee Based)

Group Combination Annuity Account C

Flexible Payment Variable Annuity Account C (Network Edition)

Northwestern Mutual®

How To Get More Information

Northwestern Mutual Express: 1-800-519-4665

For eligible owners, get up-to-date information about your Personal Identification Number (PIN). Call toll-free to change the allocation and obtain fund performance information.

Information on the Internet: www.northwesternmutual.com

For information about Northwestern Mutual visit us on our found at northwesternmutual.com > Products & Services > and daily unit values for contracts you own with your User among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity® VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman Socially Responsive Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report (This report follows the end of the Neuberger Berman Socially Responsive Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report (This report follows the end of the Russell Investment Funds Portfolio)

Prospectus Supplements and Shareholder Notices

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

PO BOX 3095

Milwaukee WI 53201-3095

PRSRT BPM uS POSTagE

paid

NORTHWESTERN

MuTuaL

This booklet contains information about the Northwestern Mutual variable insurance product and the mutual funds identi_ed on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product (“Product”). The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus or offering circular and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, and applicable fees, expenses and sales charges. Prospectuses or offering circulars may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money.

The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds’ portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

NMIS is a member of Financial Industry Regulatory Authority (FINRA) and in accordance with the Investor Education and Protection Rule, we are providing our clients information regarding FINRA BrokerCheck, a free resource available to investors. An investor brochure describing FINRA BrokerCheck may be obtained online from FINRA’s Web site at www._nra.org or by contacting the FINRA BrokerCheck Hotline at 800-289-9999.

The Northwestern Mutual Life Insurance Company (Northwestern Mutual), 1-888-455-2232, www.northwesternmutual.com

Product Distributor: Northwestern Mutual Investment Services, LLC (NMIS), Suite 600,

611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC.

The Northwestern Mutual

Life Insurance Company • Milwaukee, WI www.northwesternmutual.com

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